UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2008

HARLEYSVILLE NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	0-15237	23-2210237
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

483 Main Street, Harleysville, PA	19438
(Address of principal executive offices)	(Zip Code)

215-256-8851

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Item 7.01                      Regulation FD Disclosure

On August 13, 2008, Harleysville National Corporation provided a letter and a fact sheet to shareholders which includes background, financial and strategic information about Harleysville National Corporation.  A copy of the letter to shareholders and fact sheet are attached hereto as Exhibit 99.1 and Exhibit 99.2 and incorporated herein by reference.  The information furnished under this Item 7.01 of this Current Report of Form 8-K, including Exhibit 99.1 and Exhibit 99.2 shall not be deemed to be “filed” for purposes of the Securities and Exchange Act of 1934.

Item 9.01                      Financial Statements and Exhibits

(a) Not applicable
(b) Not applicable
(c) Not applicable
(d) Exhibits

Exhibit 99.1:	Harleysville National Corporation Second Quarter 2008 Report and President’s Letter to Shareholders identified in Item 7.01.

Exhibit 99.2:	Harleysville National Corporation Fact Sheet regarding the Harleysville National Corporation and Willow Financial Bancorp, Inc. merger to Shareholders identified in Item 7.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned, thereunto duly authorized.

HARLEYSVILLE NATIONAL CORPORATION

Dated: August 13, 2008	/s/ George S. Rapp
George S. Rapp
Executive Vice President, and
Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Harleysville National Corporation Second Quarter 2008 Report and President’s Letter to Shareholders.

99.2	Harleysville National Corporation Fact Sheet